                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: APRIL 7, 2003



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Ohio                        1-10767                     31-1322832
-----------------         ---------------------         --------------------
(STATE OR OTHER           (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                            IDENTIFICATION
INCORPORATION OR                                               NUMBER)
ORGANIZATION)


                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                        Description

         99 Value City Department Stores, Inc. press release dated April 7, 2003.

ITEM 9. REGULATION FD DISCLOSURE

         On April 7, 2003, Value City Department Stores, Inc. (the "Company") issued a press release regarding its consolidated financial results for the fourth quarter and year ended February 1, 2003. A copy of the company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VALUE CITY DEPARTMENT STORES, INC.


Date: April 8, 2003             By: /s/ James A. McGrady
                                    ------------------------------------------
                                    James A. McGrady, Executive Vice President
                                    and Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.                               Description
           99                Value City Department Stores, Inc. press release dated April 7, 2003.